Contracted commitments, contingencies and guarantees	12 Months Ended
Dec. 31, 2021
Disclosure Of Commitments And Guarantees [Abstract]
Contracted commitments, contingencies and guarantees
25.	Contracted commitments, contingencies and guarantees

Contingent liabilities

Litigation

From time to time we are engaged in disputes and claims. We believe that the ultimate outcome of these proceedings will not have a material adverse impact on our consolidated financial position or results of operations, but the outcome of these proceedings is inherently difficult to predict. There can be no assurance that we will prevail in any such litigation. Liabilities for material claims against us are recognized as a provision when an outflow of economic resources is considered probable and can be reasonably estimated. Legal costs associated with claims are expensed as incurred.